Exhibit 10.17

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***].

Amendment No. 1

To the AIRBUS A330

PURCHASE AGREEMENT

between

AIRBUS S.A.S.

and

AERCAP IRELAND LIMITED

This Amendment No. 1 (hereinafter referred to as the “Amendment”) is entered into on May 11, 2007, between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as the “Seller”), and AerCap Ireland Limited, a corporation organized and existing under the laws of Ireland and having its principal place of business located at AerCap House, Shannon, Co Clare, Ireland (the “Buyer”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into the AIRBUS A330 Purchase Agreement dated as of December 11, 2006 together with all attached Exhibits, Appendices [***], such contractual documents being hereinafter collectively referred to as (the “2006 Agreement”).

WHEREAS, the Buyer wishes to firmly purchase and the Seller wishes to firmly sell ten (10) A330 model aircraft incremental to the Aircraft initially ordered under the 2006 Agreement (the “Incremental Aircraft”).

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.                             Incremental Aircraft

1.1                           Incremental Aircraft Sale and Purchase

The Seller hereby agrees to firmly sell ten (10) Incremental Aircraft to the Buyer under the terms and conditions set forth hereafter.

1.2                           Incremental Aircraft Model

Such Incremental Aircraft are ordered as A330-200 Aircraft model [***].

1.3                           Incremental Aircraft Purchase Price

The parties hereto agree that the Incremental Aircraft shall be subject to the same terms and conditions as the Aircraft under the 2006 Agreement, [***].

1.3.1                        Incremental Aircraft [***] Credit Memorandum

In consideration of the Buyer ordering and taking delivery of the Incremental Aircraft, the Seller shall provide to the Buyer upon Delivery of each Incremental Aircraft an [***] credit memorandum (the “[***] Credit Memorandum”) in an amount of US$ [***] (US Dollars – [***]) per Incremental Aircraft.

The [***] Credit Memorandum may be applied against the Final Price of the relevant Incremental Aircraft, or may be used for the purchase by the Buyer of the Seller’s and/or its subsidiaries’ goods and services, at the Buyer’s election.

Such [***] Credit Memorandum is expressed in January 2006 delivery conditions, and is subject to revision to the month of Delivery of the Incremental Aircraft in accordance with the Airframe Price Revision Formula [***].

1.3.2                        A330-300 Conversion [***]

Should the Buyer firmly convert Aircraft or Incremental Aircraft [***], the Seller shall grant the Buyer an A330-300 conversion [***]  (the “Conversion [***]”) in an amount of US$ [***] (US Dollars – [***]) per A330-300 Aircraft so converted.

Such Conversion [***] shall be available to the Buyer upon delivery of, and to reduce the Final Price of each A330-300 Aircraft so converted.

Such Conversion [***] is expressed in January 2006 delivery conditions, and is subject to revision to the month of Delivery of the A330-300 Aircraft in accordance with the Airframe Price Revision Formula [***].

1.4                           Incremental Aircraft Delivery Date

The parties hereto agree that the Incremental Aircraft shall have the following Scheduled Delivery Months:

Incremental Aircraft Scheduled Delivery Months	Quantity
[***] 2011	[***]
[***] 2012	[***]
Total	10

The Delivery Schedule set forth in Appendix 1a hereto reflects the addition of such Incremental Aircraft effective at the date hereof.

1.5                           Predelivery Payments

1.5.1                        Incremental Aircraft Predelivery Payments

The parties hereto agree that paragraph 5.3.2 of the 2006 Agreement as it relates to the Incremental Aircraft only, shall be hereby cancelled and replaced by the following:

QUOTE

5.3.2        Such Predelivery Payments shall be made in accordance with the following schedule:

DUE DATE OF PAYMENTS	PERCENTAGE OF PREDELIVERY PAYMENT REFERENCE PRICE

Upon signature of this Amendment N°1 to this Agreement	[***] (less the deposit of US Dollars — [***] (US$ [***]) per Incremental Aircraft received by the Seller from the Buyer)

On the first day of each of the following months prior to the Scheduled Delivery Month:

[***]	[***]

Total Payment prior to Delivery      [***]

UNQUOTE

1.5.2                        Original Aircraft Predelivery Payments

Notwithstanding 1.5.1 above, the parties confirm that paragraph 5.3.2 of the 2006 Agreement remains unaltered and in full force and effect with respect to the twenty Aircraft originally ordered under the 2006 Agreement.

1.5.3                        Predelivery Payments Due

Upon execution hereof, the Buyer shall make a Predelivery Payment with respect to the Incremental Aircraft in a total amount of [***] (US$ [***]) corresponding to the initial Predelivery Payment Due less the Deposit for all ten Incremental Aircraft.

1.5.4                        Deferred Predelivery Payments

Notwithstanding paragraph 1.5.1 above, the parties hereto agree that, the Buyer shall have the option to defer Predelivery Payments with respect to ten (10)

Incremental Aircraft until the delivery of each relevant Incremental Aircraft (the “Incremental Aircraft PDP Deferral” and the “Incremental Aircraft PDP Deferral Right” respectively).

The Incremental Aircraft PDP Deferral shall be in an amount equal to [***] percent ([***]) of the relevant Incremental Aircraft Predelivery Reference Price (the “Deferred Amount”).

Upon exercise of the Incremental Aircraft PDP Deferral Right, the Seller shall defer the payment of the Deferred Amount in respect of such Incremental Aircraft starting on the date the second (2nd) Predelivery Payment becomes due by the Buyer (which, for the sake of clarity, is the first day of the [***] ([***]) month prior to Scheduled Delivery Month for such the Incremental Aircraft), until the Delivery Date of the corresponding Incremental Aircraft or termination of the Agreement with respect to the concerned Incremental Aircraft (the “Deferral Period”).

The Buyer shall, during the Deferral Period, pay interest semi annually in arrears on the outstanding amount of such Deferred Amount at a rate of LIBOR for [***] ([***]) months deposits in US Dollars (as published in the Reuters screen or its successor screen at the beginning of each [***] period) plus [***] ([***]) basis points per annum. Interest will be calculated on the basis of the actual number of days elapsed and a 360 day year and will be settled and paid on January 15th and July 15th (or if any such date does not fall on a Working Day, the next following Working Day) of each relevant year.

[***]

The Incremental Aircraft PDP Deferral Right, shall be exercised by written notice by the Buyer, no later than [***] ([***]) days prior to the date on which the second (2nd) Predelivery Payment is due with respect to the earliest Incremental Aircraft Scheduled Delivery Month.

[***]

1.5.5                        Further Amendments

[***] the 2006 Agreement shall be amended to provide that the deferral of Predelivery Payments set out therein shall be at the election of the Buyer (the “Original PDP Deferral Right”), such election to be exercised by written notice to the Seller no later than [***] ([***]) days before the date on which the first [***] ([***]) of the Predelivery Payments due for the relevant Deferred PDP Aircraft would be due.

Once exercised by the Buyer, such Incremental Aircraft PDP Deferral Right shall be in lieu and place and automatically cancel the Original PDP Deferral Right.

In the event that the Buyer exercises the Original PDP Deferral Right, its Incremental Aircraft PDP Deferral Right shall automatically be cancelled.

Clause 21.1.1 of the 2006 Agreement shall be amended by replacing the words “[***]” with the words “[***]”.

2.                             CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in sub-Clause 22.12 of the 2006 Agreement.

3.                             COUNTERPARTS

This Amendment may be executed in any number of counterparts and by the Buyer and the Seller on separate counterparts, each of which when executed and delivered shall constitute an original, but all counterparts shall together constitute but one and the same document.

4.                             MISCELLANEOUS

Unless otherwise specified, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the 2006 Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment. Both parties agree that this Amendment shall constitute an integral, nonseverable part of the 2006 Agreement and be governed by its provisions, except that if the 2006 Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment shall govern.

5.                             GOVERNING LAW AND JURISDICTION

This Amendment shall be governed by and construed in accordance with the Laws of England.

Any dispute arising out of or in connection with this Amendment shall be within the exclusive jurisdiction of the courts of England.

IN WITNES WHEREOF the Buyer and the Seller have caused this Amendment to be executed the day of the year first above written

For and on behalf of,	For and on behalf of,
AerCap Ireland Limited	AIRBUS S.A.S.

By:	By:

Its:	Its:

APPENDIX 1 a

Aircraft and INCREMENTAL AIRCRAFT Delivery Schedule

Aircraft & Incremental Aircraft

Number	Scheduled Delivery Month	Year

[***]	[***]	2008

[***]	[***]	2009

[***]	[***]	2010

[***]	[***]	2011

[***]	[***]	2012

TOTAL	30